THIRD AMENDMENT TO
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN



         WHEREAS, CORE LABORATORIES N.V. and its participating affiliates (the "Company") have theretofore adopted the CORE LABORATORIES SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN (the "Plan") for the benefit of certain employees and independent directors of the Company; and

         WHEREAS, the Company desires to amend the Plan in certain respects;

         NOW, THEREFORE, the Plan shall be amended as follows, effective as of January 1, 2002:

1. Section 1.1(3) shall be deleted in its entirety and shall be replaced with the following:

                  "Cause" shall mean Executive has been convicted of a felony or a misdemeanor involving moral turpitude.

2.       As amended hereby, the Plan is specifically ratified and reaffirmed.

         EXECUTED on this 15th day of April, 2002.


                             CORE LABORATORIES N.V.



                            By:
                                ------------------------------------------------
                                     Jacobus Schouten
                                     Managing Director of
                                     Core Laboratories International B.V.
                                     which is the sole managing director of
                                     Core Laboratories N.V.